UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2007

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2007, Michael J. Wheeler, Vice President and General Manager, Mechanical Business Unit and a named executive officer of ANSYS, Inc., announced that he will be retiring on July 31, 2007.

“Mike began his career at ANSYS in the 1970s when ANSYS was a small start-up. After numerous successes in the emerging CAE industry, Mike returned to ANSYS in 2000 and we have been fortunate to have had the benefit of Mike’s leadership and insight for the past 7 years. He has been a key contributor to the success we have experienced during that time and he has helped lay the foundation for advancements yet to come,” said James E. Cashman III, President and Chief Executive Officer of ANSYS, Inc. “We wish Mike well in his retirement,” said Mr. Cashman.

“I want to thank everyone for making my time at ANSYS a wonderful experience. I had the thrill to participate in building world-class technologies and to work with the dedicated ANSYS employees, customers, and partners throughout the world. I have always been proud to say I work for ANSYS, Inc. This is a great company and I wish everyone the best in the future,” said Mr. Wheeler.

Forward-Looking Statements

Certain statements contained in this Form 8-K regarding matters that are not historical facts, including, but not limited to, statements regarding our successes, advancements yet to come and the quality of our technologies are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this Form 8-K are subject to risks and uncertainties, including, but not limited to, the risk of a general economic downturn in one or more of ANSYS’ primary geographic regions, the risk that the assumptions underlying ANSYS’ anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for ANSYS’ products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that ANSYS’ operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, risks that enhancements to the ANSYS’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, and other factors that are detailed from time to time in reports filed by ANSYS, Inc. with the Securities and Exchange Commission, including ANSYS, Inc.’s 2007 Annual Report and Form 10-K, as amended. We undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events, after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: July 2, 2007	By:	/s/ Sheila S. DiNardo
Sheila S. DiNardo – Vice President, General Counsel & Secretary